Subsequent Events	12 Months Ended
Dec. 31, 2024
Disclosure of non-adjusting events after reporting period [abstract]
Subsequent Events
Note 30 – Subsequent Events

1.	Kenon

Dividend

In March 2025, Kenon’s board of directors approved a cash dividend of $4.80 per share (an aggregate amount of approximately $250 million), payable to Kenon’s shareholders of record as of the close of trading in April 2025.

2.	OPC

Acquisition of additional interest in CPV Shore

During 2025, CPV Group entered into a purchase agreement to acquire an additional 20% interest in CPV Shore, and now holds approximately 90% of CPV Shore. As of the date of the financial statements, OPC is assessing the accounting impact of the acquisition.